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Governance Engagement Presentation May 2021

Forward Looking StatementsThis presentation contains forward-looking statements and information within the meaning of The Private Securities Litigation Reform Act of 1995. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "target," "should," "would," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including: uncertainties inherent in the initiation and completion of preclinical studies and clinical trials and clinical development of the Company’s product candidates; availability and timing of results from preclinical studies and clinical trials; whether interim results from a clinical trial will be predictive of the final results of the trial or the results of future trials; expectations for regulatory approvals to conduct trials or to market products and availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements. These and other risks are described in greater detail under the caption “Risk Factors” included in the Company’s most recent Annual Report on Form 10-K, which is on file with the Securities and Exchange Commission, and in other filings that the Company may make with the Securities and Exchange Commission in the future. Any forward-looking statements contained in this presentation speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

A Message From Our CEO Editas was founded in 2013 with the mission to discover and develop a novel class of genome editing therapeutics. Specifically, our focus is to create therapeutics that enable precise and corrective molecular modification to treat the underlying cause of a broad range of diseases at the genetic level. There are well over 6,000 known genetic disorders, with new genetic disorders regularly being identified in medical literature. Our long-term vision at Editas is to bring medicines to patients with limited therapeutic options to help them overcome the disorders that are inhibiting their lives.We’ve made tremendous progress towards achieving this vision and overcoming the numerous technical challenges of transforming gene editing technology into clinically practical and important therapeutics. We, along with everyone else, had to contend with the COVID-19 global pandemic. It was incredibly humbling seeing many of our peer companies work in unison to find viable solutions.Biotechnology companies were suddenly essential to our social health. If there is any silver lining to the pandemic, I hope this encourages more students of under-represented minorities to pursue careers in the life sciences. I have personally been involved in expanding career opportunities, mentoring, and financial support for minorities pursuing education and careers in life sciences through my work on the board of the Biomedical Sciences Career Program for over 20 years.Addressing the widening biotechnology skills gap to ensuring equitable access to things like education, laboratories, safety equipment, and online literature is absolutely critical. Actively seeking and providing opportunities to diverse candidates is necessary and something we embrace. Attraction, retention and development of talent is our most important responsibility in our quest to develop breakthrough therapies for important diseases.How we balance the interests of shareholders, employees, patients, and our communities is constantly evaluated by management and directors. We are constantly refining and updating our practices to better align with all stakeholders, including making recent meaningful changes to our workforce diversity disclosures, committing to board diversity, and shifting to a performance-based CEO compensation program. Many of the amendments to our governance practices are direct responses to the feedback we received from you, our shareholders.At Editas, our responsibilities and values are embedded in our everyday principles as we strive to reach our highest potential for all our stakeholders. Our leadership team and board remain committed to delivering new, innovative medicines to patients while facilitating a safe, inclusive, and collaborative culture. I look forward to updating you on our continued progress.James Mullen Chairman & CEO© 2021 Editas Medicine 3

Editas is TransformingMedicine Harnessing the power and potential of gene editing to develop medicines for people living with serious diseases around the world Striving to discover, develop, manufacture, and commercialize transformative, durable genomic medicines

# Three Platforms of Medicine Development

## Built on a Powerful Gene Editing Engine and a Talented Team

### 1 *In Vivo*

Global leader in *in vivo* gene editing medicines, starting with LCA10, moving into other inherited retinal diseases, and eventually into different tissues

### 2 *Ex Vivo*

Differentiated approach for treating sickle cell and beta thalassemia

### 3 *Cell Therapy*

Gene edited iPSC NK cells to revolutionize cancer treatments for multiple tumor types


Transformative Medicines, Changing Lives

**The Engine:** best-in-class gene editing platform, broad intellectual property, flexible and robust manufacturing capabilities

**The People:** seasoned executive team supported by world-class scientists

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# Company Highlights

## Best-In-Class *In Vivo* and *Ex Vivo* Gene Edited Medicines

First ever administration of an *in vivo* gene editing medicine in humans with **EDIT-101 for potentially curing genetic blindness**

**Expanding *in vivo* gene editing medicines** to address unmet monogenetic diseases worldwide

Developing **EDIT-301 as potential best-in-class *ex vivo* cell medicine** for sickle cell disease and beta-thalassemia

Developing potential **best-in-class iPSC-derived NK (iNK) cell medicines for solid tumors**

## Financial, Operational and Organizational Excellence

Robust **internal and external manufacturing** capabilities, ready to scale for commercialization

**Strong intellectual property position** in the space with exclusive rights to foundational Cas9 and Cas12a patent estates

Sufficient capital to **sustain operations well into 2023**

**Diverse and experienced leadership** team bridging from research towards commercialization

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Leading in an Interconnected Genome Editing WorldObjectives1. Shaping the broader field of genome editing2. Ensuring patient access to our CRISPR medicinesKey Stakeholders ▪ Patients & caregivers ▪ Regulators ▪ Policy leaders ▪ NGO’s3. Driving corporate image as genomic▪ Patient ▪ Payorsgroupsmedicine leader▪ Scientific & KOLs ▪ Bioethicist influencers ▪ Investors© 2021 Editas Medicine 7

Our Commitment to PatientsEngage Regularly Seek opportunities to learn from the communities we aim to treat and bring their voice into the decision making and development process.Listen Actively Health and treatment is deeply personal, and there are differences and similarities across all rare diseases and individuals affected by these diseases.Be Authentic We are optimistic about the opportunities our medicines can bring, but the journey is long. Through transparent communication about Editas and our science we will ensure expectations are realistic.© 2021 Editas Medicine 8

# Proactive Conversations Across All Forums



**Massachusetts Eye and Ear**

For many years, Editas has worked with Mass Eye and Ear on research and clinical programs, including as a site for our LCA10 Natural History Study and for our lead clinical program, the BRILLIANCE study.

**Cura Foundation**

Editas and Cura worked together on a unique model/partnership between Vatican, academic leaders, industry, patients, government to explore leading-edge technology and topics to convene a gene editing session with discussing science, ethics, faith, and impact on culture and society

**Life Science Cares**

Editas Medicine is a founding and active member of Life Science Cares. We and our employees work with Life Science Cares to help make a positive impact through volunteering and raising awareness of the issues of poverty and inequality.

**Express Scripts®**

To ensure an environment exists that supports appropriate patient access to single administration, durable treatments at reimbursement rates that are commensurate with value, Editas is actively engaged with key influencers and innovators such as Express Scripts on initiatives to define and develop new, value-based payment arrangements that support better care and outcomes for patients.

**Colorado Bioscience Association**

A community of Colorado life sciences companies, of which Editas is an active member through our Boulder facilities, advocating for a collaborative life sciences ecosystem and a supportive business climate.

**ASGCT – American Society of Gene + Cell Therapy**

Editas Medicine and ASGCT have worked together for many years to help further ASGCT's mission of raising awareness and helping education via advocacy initiatives, conference sponsorship and participation, and serving on various committees.

**Sofia Sees Hope**

Editas has a multi-year relationship with Sofia Sees Hope, including sponsoring events and participating in their annual conference.

**Pioneer Institute – Public Policy Research**

Editas is partnered with leading organizations such as Pioneer Institute for Public Policy Research that are on the vanguard of thinking about new payment models as a way to ensure patients have access to potentially transformative gene editing medicines in the years ahead.

Editas works with leading organizations that promote scientific and medical advancements, patient care, and new payment models allowing patients to access life-saving therapies.

editas MEDICINE

Executive Compensation PhilosophyOur goal is to implement an executive compensation program that attracts and retains qualified and talented executives, motivates such executives to achieve our business goals and rewards them for short-and long-term performance with a simple and clear compensation structure.WHAT WE DO WHAT WE DON’T DO Maintain an industry-specific peer group for benchmarking pay Target pay based on market norms Balance short- and long-term incentives (through annual cash bonuses and equity awards) Maintain a compensation recoupment (clawback) policy Set robust executive and non-employee director Stock Ownership Guidelines Use multiple financial and strategic measures to determine incentive payouts, include caps on annual incentive payments Engage independent compensation consultant No employment agreements that guarantee a certain compensation level or employment term No guaranteed annual salary increases or guaranteed bonuses No single-trigger vesting in connection with a change-in-control for equity awards No executive perquisites or personal benefits beyond limited perquisites for new hires No hedging or pledging or speculative transaction in our securities No re-pricing of equity awards without shareholder approval No excise tax gross-ups© 2021 Editas Medicine 10

# CEO Compensation Highlights

## Performance based stock options and restricted stock units

- Incentives linked to actions that create sustainable stockholder value
- Significant equity focus strengthens alignment of interests with those of long-term stockholders
- Significant majority of pay is at-risk
- No guaranteed bonus or awards
- No guaranteed employment term


Organizational Milestones
R&D Milestones
01
02
03
Price-based Performance Options
$80
$100
$120

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# Key Board Highlights

**60** years
average age of board member
Index Average = 62.2 years

**3** years
average tenure on Editas' board
Index Average = 9.5 years

**33%** women
Index Average = 19%

**33%** racial / ethnic diversity
Index Average = 12%

| | | BOARD COMMITTEES |
|---|---|---|
| Meeta Chatterjee, Ph.D. | SVP, Global Business Development, Legend Biotech | Audit, Compensation |
| Andrew Hirsch | President & CEO, C4 Therapeutics | Audit (Chair), Compensation |
| Jessica Hopfield, Ph.D. ***Lead Independent Director*** | Former Partner, McKinsey & Co | Nom/Gov (Chair), Audit, Science/Tech |
| James Mullen | Chairman & CEO, Editas | - |
| David Scadden, M.D | Gerald and Darlene Jordan Professor of Medicine at Harvard University | Nom/Gov, Science/Tech |
| Akshay Vaishnaw, M.D., Ph.D. | President R&D, Alnylam Pharma | Compensation (Chair), Science/Tech (Chair) |

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Index averages based on Russell 3000 constituents
Editas statistics as of April, 2021

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# Experienced Leadership Team

**28**
years
Management team average experience

**2**
years
Average tenure at Editas Medicine

**57%**
gender diversity

| | | YEARS OF EXPERIENCE |
|---|---|---|
| James Mullen | Chairman, President, and Chief Executive Officer | 40 |
| Michelle Robertson | Chief Financial Officer | 30 |
| Lisa Michaels | Chief Medical Officer | 25 |
| Gad Berdugo | Chief Business Officer | 25 |
| Charlene Stern | Chief Legal Officer | 20 |
| Harry Gill | Senior Vice President Operations | 30 |
| Clare Carmichael | Chief Human Resources Officer | 30 |

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Statistics as of April 2021

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# Corporate Governance Highlights

**Our governance structure strives to ensure independent oversight of an experienced management team and protection of long-term stockholder value**

- Diverse board
- Board oversight of corporate strategy and risk
- Stock ownership guidelines for executive officers and directors
- Mandatory retirement age of 75



Best Practices
Independence
Accountability
Stockholder Rights

- 5 of 6 directors are independent
- Lead Independent Director with delineated responsibilities
- 100% independence among standing board committees

- Regular Board and Committee self-evaluation
- Annual evaluation of CEO by independent directors
- Clawback policy

- No poison pill
- One-share, one-vote
- No dual-class common stock

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Human Capital Management Our human capital is integral to Editas’ successOur human capital resources objectives include attracting, retaining, developing and motivating a diverse team of highly skilled employees at all levels.Competitive salary and bonus packages Opportunities for equity ownership, including stock-based compensation awards and an employee stock purchase plan Development programs enabling continued learning and professional growth Employment packages promoting well-being, including health care, retirement planning and paid time off Regular benchmarking against industry peers to ensure Editas remains competitive and attractive to potential new hiresEditas frequently conducts employee surveys to gauge employee engagement and solicit feedback and enhance our understanding of the views of our employees, work environment and culture.© 2021 Editas Medicine 17

# Representative Differences

**Editas regularly reviews representational data and identifies a diverse pool of candidates for all job openings to ensure we remain an inclusive culture that continues to strengthen through diversity.**


Senior Management
All Editas Medicine Employees
Gender Diversity
54% Women
53% Women
Ethnic/Racial Diversity
26% Minority
37% Minority

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As of December 31, 2020
Senior management reflects Director level and higher
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Thank youeditasmedicine.com© 2021 Editas Medicine 22